Third Quarter 2024 Earnings Call

This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions (including its recently-announced acquisition of The First Bancshares, Inc.) into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management (including the possibility that such cost savings will not be realized when expected, or at all, as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into Renasant, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events); (ii) potential exposure to unknown or contingent risks and liabilities we have acquired, or may acquire, or target for acquisition, including in connection with the proposed merger with The First Bancshares, Inc.; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in policy by regulatory agencies or increased scrutiny by, and/or additional regulatory requirements of, regulatory agencies as a result of our proposed merger with The First Bancshares, Inc.; (ix) changes in the securities and foreign exchange markets; (x) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xi) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiv) general economic, market or business conditions, including the impact of inflation; (xv) changes in demand for loan and deposit products and other financial services; (xvi) concentrations of credit or deposit exposure; (xvii) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xviii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xix) civil unrest, natural disasters, epidemics and other catastrophic events in our geographic area; (xx) geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxi) the impact, extent and timing of technological changes; and (xxii) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. Forward-Looking Statements 2

Snapshot Assets: $18.0 billion Loans: 12.6 Deposits: 14.5 Equity: 2.7 Loans and Deposits by State MS 19% AL 28% FL 8% Other 1% GA 29% TN 15% Loans MS 41% AL 15% FL 3% GA 30% TN 11% Deposits Footprint *Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown. Overview 3 Note: As of September 30, 2024

• Net income of $72.5 million with diluted EPS of $1.18 and adjusted EPS (non-GAAP)(1) of $0.70 • Net interest margin increased 5 basis points to 3.36% on a linked quarter basis • Loans increased $22.9 million, or 0.7% annualized • Deposits increased $254.5 million, which includes a $31.8 million reduction of brokered deposits • Cost of total deposits increased 4 basis points to 2.51%; noninterest-bearing deposits represented 24.3% of total deposits • The ratio of allowance for credit losses on loans to total loans was unchanged on a linked quarter basis at 1.59% • Nonperforming loans represented 0.94% of total loans, an increase of 16 basis points on a linked quarter basis; annualized net loan charge-offs were 0.02% of average loans • Effective July 1, 2024, Renasant sold the assets of its insurance agency for cash proceeds of $56.4 million, recognizing a positive after-tax impact to earnings of $34.1 million, which is net of transaction-related expenses • On July 29, 2024, the Company announced its merger with The First Bancshares, Inc. (“The First”) (NYSE:FBMS) • On July 31, 2024, Renasant announced that it has completed its public offering of an aggregate of 7,187,500 shares of its common stock at a price of $32.00 per share. The net proceeds of the offering after deducting underwriting discounts and other offering expenses were $217.0 million Third Quarter Highlights 4(1) Adjusted diluted EPS is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”.

Balance Sheet $14,157 $14,077 $14,237 $14,255 $14,510 $13,200 $13,400 $13,600 $13,800 $14,000 $14,200 $14,400 $14,600 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Deposits $12,168 $12,351 $12,501 $12,605 $12,628 $11,900 $12,000 $12,100 $12,200 $12,300 $12,400 $12,500 $12,600 $12,700 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Loans $2,233 $2,297 $2,322 $2,355 $2,658 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Equity 5Note: Dollars in millions Note: In millions $17,182 $17,361 $17,346 $17,510 $17,960 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Assets

6 Core Deposit Funding Diversification Granularity • Average deposit account balance is $31 thousand; commercial and consumer deposit accounts, excluding time deposit accounts, averaged approximately $80 thousand and $13 thousand, respectively • Top 20 depositors, excluding public funds, comprise 4.4% of total deposits Customer Consumer 48% Commercial 35% Brokered 1% Public Funds 16% Commercial Construction 17% Professional Services 10% Real Estate 13% Financial 14% Manufacturing 7% Trade 10% Health Care 5% Other Services 17% Other 7% Note: As of September 30, 2024 and for the three months then-ended *Includes money market 24% 51% 6% 18% 1% Noninterest-bearing Interest-bearing* Savings Time Brokered

7 Strong Liquidity Position Cash and Securities to Total Assets 16.9% 17.0% 16.2% 15.9% 17.8% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Loans to Deposits 86% 88% 88% 88% 87% $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Average Interest Earning Asset Mix (3Q 2024) 79% 2% 13% 6% Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks

8 Capital 13.00% 13.23% 13.39% 13.45% 14.80% 7.55% 7.87% 8.04% 8.16% 9.76% $0 $0 $0 $0 $0 $0 $0 $0 $0 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Equity to Assets / Tangible Common Equity Ratio Shareholders' equity to assets Tangible common equity ratio (non-GAAP)* $39.78 $40.92 $41.25 $41.77 $41.82 $21.76 $22.92 $23.32 $23.89 $26.02 $5 $10 $15 $20 $25 $30 $35 $40 $45 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Book Value / TBV Book Value Tangible Book Value (non-GAAP)* * Tangible Common Equity Ratio and Tangible Book Value are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 10.46% 10.52% 10.59% 10.75% 12.88% 14.91% 14.93% 15.00% 15.15% 17.32% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 CET1 / TRBC Common equity tier 1 capital ratio Total risk-based capital ratio Highlights • Effective October 22, 2024, the Company’s Board of Directors approved a $100.0 million stock repurchase program under which the Company is authorized to repurchase outstanding shares of its common stock either in open market purchases or privately-negotiated transactions. This plan replaces the Company’s $100.0 million stock repurchase program that expired in October 2024. There was no buyback activity during the third quarter of 2024 • Unrealized losses on the HTM portfolio would have a negative impact of 32 basis points on the TCE ratio at September 30, 2024; unrealized losses on both HTM and AFS would have a negative impact of 103 basis points on CET1 and the Company would remain above well-capitalized thresholds at September 30, 2024

9 Asset Quality 2.27% 2.16% 2.76% 2.62% 3.02% 2.00% 2.50% 3.00% 3.50% 4.00% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Criticized Loans/Total Loans 0.11% 0.44% 0.48% 0.23% 0.14% 0.0% 0.5% 1.0% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Loans 30-89 Days Past Due/ Total Loans 0.06% 0.06% 0.01% 0.18% 0.02% 0.0% 0.5% 1.0% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Net Charge-offs / Average Loans 1.63% 1.61% 1.61% 1.59% 1.59% 0.0% 1.0% 2.0% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Allowance/Total Loans 282% 286% 271% 204% 168% 0% 200% 400% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Allowance/Nonperforming Loans 0.46% 0.46% 0.48% 0.60% 0.71% 0.0% 0.5% 1.0% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 NPAs/Total Assets

10 Profitability Note: Dollars in millions except per share amounts. *Adjusted Diluted EPS, Adjusted Net Income, Adjusted Net Interest Income (FTE), PPNR and Adjusted PPNR are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. $0.74 $0.50 $0.70 $0.69 $1.18 $0.74 $0.76 $0.65 $0.69 $0.70 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Diluted EPS / Adjusted Diluted EPS (non-GAAP)* Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)* $130.1 $128.6 $125.9 $127.6 $133.6$129.7 $127.2 $124.9 $126.8 $131.8 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Net Interest Income (FTE) / Adjusted Net Interest Income (FTE) (non-GAAP)* Net interest income (FTE) Adjusted net interest income (FTE) (non-GAAP)* $57.2 $34.4 $51.8 $51.8 $98.3 $57.2 $52.6 $48.2 $51.8 $56.2 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 PPNR (non-GAAP)* / Adjusted PPNR (non-GAAP)* PPNR (non-GAAP)* Adjusted PPNR (non-GAAP)* $41.8 $28.1 $39.4 $38.8 $72.5 $41.8 $42.9 $36.6 $38.8 $43.0 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Net Income / Adjusted Net Income (non-GAAP)* Net Income Adjusted Net Income (non-GAAP)*

11 Profitability Ratios *Adjusted ROAA, Adjusted ROTCE, PPNR/Average Assets, Adjusted PPNR/Average Assets and Adjusted Efficiency Ratio are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 7.44% 4.93% 6.85% 6.68% 11.29% 13.95% 13.94% 11.58% 12.04% 11.26% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 ROAE / Adjusted ROTCE ROAE (GAAP) ROTCE (Adjusted) (non-GAAP)* 0.96% 0.65% 0.92% 0.90% 1.63% 0.96% 0.99% 0.86% 0.90% 0.97% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 ROAA / Adjusted ROAA ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* 64% 75% 68% 67% 55% 64% 66% 68% 67% 65% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Efficiency Ratio / Adjusted Efficiency Ratio Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* 1.32% 0.79% 1.21% 1.20% 2.21% 1.32% 1.21% 1.13% 1.20% 1.27% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 PPNR / Adjusted PPNR Ratios PPNR/Average Assets (non-GAAP)* Adjusted PPNR/Average Assets (non-GAAP)*

12 Net Interest Margin (FTE), Loan Yield and Cost of Deposits *Adjusted Net Interest Margin (FTE) and Adjusted Loan Yield are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 3.36% 3.33% 3.30% 3.31% 3.36% 3.35% 3.29% 3.28% 3.29% 3.32% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Net Interest Margin (FTE) / Adjusted Net Interest Margin (FTE)(non-GAAP)* Net Interest Margin Adjusted Net Interest Margin (FTE)(non-GAAP)* 6.06% 6.18% 6.30% 6.41% 6.47% 6.04% 6.14% 6.27% 6.38% 6.41% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Loan Yield / Adjusted Loan Yield (non-GAAP)* Loan yield Adjusted Loan Yield (non-GAAP)* 1.98% 2.17% 2.35% 2.47% 2.51% 2.70% 2.94% 3.13% 3.28% 3.32% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Cost of Deposits Total cost of deposits Cost of total interest-bearing deposits

Noninterest Income / Total Revenue $38.2 $20.4 $41.4 $38.8 $89.3 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Noninterest Income 79% 3% 7% 11% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance • Noninterest income increased $50.5 million on a linked quarter basis primarily due to a gain on the sale of the Company's insurance agency of $53.3 million, offset by the loss of insurance commissions as a result of the sale Note: Dollars in millions (1) Total revenue is calculated as net interest income plus noninterest income. (2) Effective July 1, 2024, Renasant sold the assets of its insurance agency (3) Excludes gain on sale of insurance agency 13 (2) Service Charges 29% Fees and Commissions 11% Wealth Management 16% Mortgage Banking 24% Other 20% Mix - 3Q 2024(3)

14 Noninterest Expense ($ in thousands) 2Q24 3Q24 Change Salaries and employee benefits 70,731$ 71,307$ 576$ Data processing 3,945 4,133 188 Net occupancy and equipment 11,844 11,415 (429) Advertising and public relations 3,807 3,677 (130) Merger and conversion expenses - 11,273 11,273 Other 21,649 20,178 (1,471) Total 111,976$ 121,983$ 10,007$ $108.4 $111.9 $112.9 $112.0 $122.0 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2023 Salaries and employee benefits 59% Data processing 3% Net occupancy and equipment 9% Advertising and public relations 3% Merger and conversion expenses 9% Other 17% Mix - 3Q 2024 • Noninterest expense increased $10.0 million on a linked quarter basis. Merger and conversion expenses of $11.3 million related to both the announced merger with The First and the insurance agency sale contributed to the increase in noninterest expense in the third quarter ($ in millions)

Appendix

16 Available Liquidity and Uninsured Deposits $8.9 $4.3 Available sources Uninsured and uncollateralized deposits Uninsured Deposits Uncollateralized 4.3$ 29.7 % Collateralized public funds 2.1 14.5 Total 6.4$ 44.2% % of Total Deposits Internal Sources Cash and cash equivalents 1.3$ Unencumbered securities(1) 0.7 External Sources FHLB borrowing capacity(2) 3.4 Federal Reserve Discount Window 0.6 Other(3) 2.9 Total 8.9$ Liquidity Sources Note: As of September 30, 2024; dollars in billions (1) Approximately $156 million of the unencumbered securities are placed at the Fed (2) Does not include loans participated to REITs that could be moved to Renasant Bank and pledged for additional capacity (3) Includes untapped brokered CDs (per internal policy limits) and unsecured lines of credit

17 Securities Composition (at Amortized Cost) Highlights • Represents 10.7% of total assets • Duration of 4.7 years • 57% of portfolio HTM • 10.6% of HTM are CRA investments • 24.8% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $182.4 million ($137.0 million, net of tax); unrealized losses in AOCI on HTM securities totaled $68.8 million ($51.3 million, net of tax) Note: As of September 30, 2024 Agency CMO 38% Agency MBS 29% Municipal 15% Agency CMBS 10% SBA 5% Other 3% $2.0 Billion

18 Non-Owner Occupied CRE – Term* Non-Owner Occupied CRE – Term* Note: As of September 30, 2024. LTV is calculated using the most recent appraisal available. *Excludes construction 18% 9% 10% 21% 8% 8% 16% 8% 2% Warehouse/Industrial Hotels Self Storage Multi-family Medical Office Office (non-medical) Retail Senior Housing Other % of Loans 32.0% Avg Loan Size1 $2.1 million WA LTV 0.01% 0.99% 54.9% 30-89 Days NPLs2 Highlights Office (Non-Medical) Multi-Family Fair Value $315.4-- $860.1-- Avg Loan Size1 0.9-- 3.2-- % of Loans 2.5% 6.8% Past Due2 6.8 0.0 ACL Reserve3 2.9 1.1 WA LTV 57.7 54.0 Loans <75% LTV 85.0 97.0 In Footprint 98.9 99.7 QTD Loan Growth (1.5) 4.7 (1) Based on commitment amount (2) Includes non accrual loans; Ninety-five percent of Office past dues are represented by two loans (3) Includes reserves for both loans accounted for in pools and those individually evaluated Note: Dollars in millions

19 Construction Composition Note: As of September 30, 2024; LTV is calculated using the most recent appraisal available. Highlights 22% 8% 37% 6% 3% 9% 9% 4% 2% 1-4 Family Commercial Owner-Occupied Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Senior Housing Average Loan Size $1.98 million % of Total Loans 9.5% Past Due or Nonaccrual 0.2-- Weighted Average LTV 59.8--

Forward-Looking Statements 20 ACL / Loss Absorption ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 44,952$ 2.43 43,033$ 2.38 Lease Financing Receivables 2,515 2.45 2,384 2.43 Real Estate - 1-4 Family Mortgage 47,344 1.38 47,274 1.37 Real Estate - Commercial Mortgage 77,245 1.34 82,179 1.37 Real Estate - Construction 18,896 1.39 16,656 1.38 Installment loans to individuals 8,919 9.30 8,852 9.83 Allowance for Credit Losses on Loans 199,871 1.59 200,378 1.59 Allowance for Credit Losses on Deferred Interest 1,245 758 Reserve for Unfunded Commitments 15,718 15,443 Total Reserves 216,834 216,579 Purchase Accounting Discounts 6,738 5,637 Total Loss Absorption Capacity 223,572$ 222,216$ 9/30/20246/30/2024

21 Mortgage Banking Mortgage Banking Income ($ in thousands) 3Q23 2Q24 3Q24 Gain on sales of loans, net 3,297$ 5,199$ 4,499$ Fees, net 2,376 2,866 2,646 Mortgage servicing income, net 1,860 1,633 1,302 Mortgage banking income, net 7,533$ 9,698$ 8,447$ $494.4 $342.5 $444.3 $560.3 $543.6 $- $100 $200 $300 $400 $500 $600 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Locked Volume (in millions) Mix (in %) 3Q23 2Q24 3Q24 Wholesale 46 43 47 Retail 54 57 53 Purchase 90 91 87 Refinance 10 9 13 Gain on sale margin* 1.55% 1.14% 1.78% 1.69% 1.56% 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above

Renasant Acquisition of The First

Strong Strategic Partner

- Creates a leading Southeast bank with ~$25 billion in combined assets
- Familiarity and culture mitigate risk
- Strengthens demographic profile and adds density

Sound FBMS Fundamentals

- Granular and diverse core deposit base
- Strong credit metrics
- Excess liquidity

Financially Compelling

- Accelerates profitability improvement
- Meaningful EPS accretion
- Capital ratios well-positioned



Arkansas
Louisiana
Mississippi
Tennessee
Alabama
Georgia
Florida
South Carolina
North Carolina
Memphis
Tupelo
Jackson
Hattiesburg
Baton Rouge
New Orleans
Nashville
Huntsville
Birmingham
Montgomery
Mobile
Pensacola
Destin
Chattanooga
Knoxville
Atlanta
Columbus
Tallahassee
Jacksonville
Orlando
Tampa
Savannah
Charleston
Columbia
Greenville
Charlotte
Winston-Salem
Raleigh
Branches
RENASANT | 161
TheFirst | 111

Combined Highlights

~$25B	~$18B	~$21B
Assets	Loans	Deposits

Note: Data as of June 30, 2024.

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